Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 77,957,220.71
Previously Paid Amount	10,765.89
Total Fee Amount	10,765.89
Total Offset Amount	0
Net Fee	$ 0.00